   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 7, 1994
                                                      REGISTRATION NO. 33-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                             ---------------------
                        HOUSTON INDUSTRIES INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                    TEXAS                                         74-1885573
       (State or Other Jurisdiction of                         (I.R.S. Employer
       Incorporation or Organization)                         Identification No.)
               5 POST OAK PARK
            4400 POST OAK PARKWAY                                    77027
               HOUSTON, TEXAS                                     (Zip Code)
  (Address of Principal Executive Offices)

                             ---------------------
                  HOUSTON INDUSTRIES INCORPORATED SAVINGS PLAN
                            (Full Title of the Plan)
                             ---------------------
                               WILLIAM A. CROPPER
                          VICE PRESIDENT AND TREASURER
                        HOUSTON INDUSTRIES INCORPORATED
                                5 POST OAK PARK
                             4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                    (Name and address of Agent for Service)
                                 (713) 629-3000
         (Telephone Number, including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------
          TITLE OF                AMOUNT      PROPOSED MAXIMUM  PROPOSED MAXIMUM      AMOUNT OF
      SECURITIES TO BE            TO BE      OFFERING PRICE PER AGGREGATE OFFERING   REGISTRATION
         REGISTERED             REGISTERED        SHARE(2)          PRICE(2)           FEE(3)
- -------------------------------------------------------------------------------------------------
Common Stock, without par
  value(1)...................    5,000,000      $171,250,000         $34.25           $59,052.14
- -------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------

(1) Includes preference stock purchase rights of one Right per share associated with the Common Stock.

(2) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee and based upon the average of the high and low sales prices reported on the New York Stock Exchange Composite Tape on September 1, 1994.

(3) As no separate consideration is payable for the Rights, the registration fee for such securities is included in the fee for the Common Stock.

     IN ADDITION, PURSUANT TO RULE 416(C), THIS REGISTRATION STATEMENT ALSO
COVERS AN INDETERMINATE AMOUNT OF INTERESTS TO BE OFFERED OR SOLD PURSUANT TO
THE EMPLOYEE BENEFIT PLAN DESCRIBED HEREIN.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     NOTE: THE DOCUMENT(S) CONTAINING THE EMPLOYEE BENEFIT PLAN INFORMATION REQUIRED BY ITEM 1 OF FORM S-8 AND THE STATEMENT OF AVAILABILITY OF REGISTRANT INFORMATION AND ANY OTHER INFORMATION REQUIRED BY ITEM 2 OF FORM S-8 WILL BE SENT OR GIVEN TO EMPLOYEES AS SPECIFIED BY RULE 428 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). IN ACCORDANCE WITH RULE 428 AND THE REQUIREMENTS OF PART I OF FORM S-8, SUCH DOCUMENTS ARE NOT BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") EITHER AS PART OF THIS REGISTRATION STATEMENT OR AS PROSPECTUSES OR PROSPECTUS SUPPLEMENTS PURSUANT TO RULE 424 UNDER THE SECURITIES ACT. THE REGISTRANT SHALL MAINTAIN A FILE OF SUCH DOCUMENTS IN ACCORDANCE WITH THE PROVISIONS OF RULE 428. UPON REQUEST, THE REGISTRANT SHALL FURNISH TO THE COMMISSION OR ITS STAFF A COPY OR COPIES OF ALL OF THE DOCUMENTS INCLUDED IN SUCH FILE.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     This registration statement incorporates herein by reference the following documents which have been filed (File No. 1-7629) with the Commission by Houston Industries Incorporated (the "Company") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"):

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 1993;

          2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994 and June 30, 1994;

          3. The Company's Current Report on Form 8-K dated February 22, 1994;

          4. The descriptions of each of (a) the Common Stock, which is contained in the Company's Registration Statement on Form 8-A dated January 14, 1977, as amended by Form 8 dated July 14, 1986 and (b) the Company's Rights to Purchase Preference Stock, which is contained in the Company's Registration Statement on Form 8-A dated July 16, 1990; and

          5. The Annual Report on Form 11-K of the Savings Plan of Houston Industries Incorporated for the year ended December 31, 1993.

All documents filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing such documents.

     Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Company's Amended and Restated Bylaws provide the Company with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Company has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

     Additionally, Article IX of the Company's Restated Articles of Incorporation provides that a director of the Company is not liable to the Company or its shareholders for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) breaches of his duty of loyalty to the Company and its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) transactions from which a director receives an improper benefit, irrespective of whether the benefit resulted from an action taken within the scope of the director's office, (iv) acts or omissions for which liability is specifically provided for by statute and (v) acts relating to unlawful stock repurchases or payments of dividends.

     Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Company existing at the time of the repeal or modification.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

     The following documents are filed as a part of this registration statement or incorporated by reference herein:

                                                            REPORT OR      SEC FILE OR
EXHIBIT                                                    REGISTRATION    REGISTRATION   EXHIBIT
NUMBER                     DESCRIPTION                      STATEMENT        NUMBER      REFERENCE
- ------    ---------------------------------------------  ----------------  -----------   ---------
  4.1*    Restated Articles of Incorporation of the      Form 10-Q for         1-7629        3
          Company.                                       the quarter
                                                         ended June 30,
                                                         1993

  4.2*    Amended and Restated Bylaws of the Company.    Form 8-K dated        1-7629        3
                                                         June 29, 1992

  4.3*    Rights Agreement dated July 11, 1990 between   Form 8-K dated        1-7629     4(a)(1)
          the Company and Texas Commerce Bank National   July 11, 1990
          Association, as Rights Agent (Rights Agent),
          which includes form of Statement of
          Resolution Establishing Series of Shares
          designated Series A Preference Stock and form
          of Rights Certificate.

  4.4*    Agreement and Appointment of Agent dated as    Form 8-K dated        1-7629     4(a)(2)
          of July 11, 1990 between the Company and the   July 11, 1990
          Rights Agent.

  4.5*    Houston Industries Incorporated Savings Plan   Post-Effective      33-38344       4.5
          (As Amended and Restated Effective January 1,  Amendment No. 1
          1994).                                         to Form S-8
                                                         Registration
                                                         Statement filed
                                                         February 24,
                                                         1994

  4.6*    First Amendment to Houston Industries          Form 10-Q for         1-7629      99(d)
          Incorporated Savings Plan (As Amended and      the quarter
          Restated Effective January 1, 1994).           ended March 31,
                                                         1994

  4.7     Second Amendment to Houston Industries
          Incorporated Savings Plan (As Amended and
          Restated Effective January 1, 1994).

  4.8*    ESOP Trust Agreement dated October 5, 1990     Form 10-K for         1-7629    10(j)(2)
          between the Company and State Street Bank and  the year ended
          Trust Company, as ESOP Trustee.                December 31,
                                                         1990

  4.9*    Master Savings Trust, as amended and restated  Form 10-Q for         1-7629       10
          effective January 1, 1994, between the         the quarter
          Company and Texas Commerce Bank National       ended March 31,
          Association.                                   1994

  5       Opinion of Baker & Botts, L.L.P.

 23.1     Consent of Deloitte & Touche LLP

                                                            REPORT OR      SEC FILE OR
EXHIBIT                                                    REGISTRATION    REGISTRATION   EXHIBIT
NUMBER                     DESCRIPTION                      STATEMENT        NUMBER      REFERENCE
- ------    ---------------------------------------------  ----------------  -----------   ---------
 23.2     Consent of Baker & Botts, L.L.P. (included in
          Exhibit 5).
 24       Powers of Attorney.

- ---------------

*Incorporated herein by reference as indicated.

     Pursuant to Item 8, no opinion of counsel concerning compliance with the requirements of the Employee Retirement Income Security Act is required or provided because of the undertaking set forth below.

     The Company hereby undertakes that it has submitted the Plan, as amended and restated effective as of January 1, 1994, and the amendments thereto through April 1994, to the Internal Revenue Service (IRS) in June, 1994 and will submit all future amendments and make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that the undertakings set forth in paragraphs (i) and
     (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 7, 1994.

                                              HOUSTON INDUSTRIES INCORPORATED

                                              By       /s/  DON D. JORDAN
                                                 ------------------------------
                                                   (Don D. Jordan, Chairman and
                                                      Chief Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed by the following persons in the capacities and on the date indicated.

                  SIGNATURE                                TITLE                    DATE
                  ---------                                -----                    ----
            /s/  DON D. JORDAN                 Chairman and Chief Executive  September 7, 1994
- ------------------------------------------        Officer and Director
                (Don D. Jordan)                   (Principal Executive and
                                                  Financial Officer and
                                                  Director)

        /s/  MARY P. RICCIARDELLO              Comptroller (Principal        September 7, 1994
- ------------------------------------------        Accounting Officer)
           (Mary P. Ricciardello)

* MILTON CARROLL, JOHN T. CATER, ROBERT J.
  CRUIKSHANK, LINNET F. DEILY, JOSEPH M.
  HENDRIE, HOWARD W. HORNE, ALEXANDER F.       Directors                     September 7, 1994
  SCHILT, KENNETH L. SCHNITZER, SR.,
  D. D. SYKORA, JACK T. TROTTER,
  BERTRAM WOLFE


*By       /s/  HUGH RICE KELLY
    (Hugh Rice Kelly, Attorney-in-Fact)

     THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Registration Statement or Amendment to be signed on behalf of the Houston Industries Incorporated Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 7, 1994.

                                            HOUSTON INDUSTRIES INCORPORATED
                                            SAVINGS PLAN

                                            By:      /s/  D. D. SYKORA
                                            ----------------------------------
                                                (D. D. Sykora, Chairman of the
                                                     Benefits Committee)

                               INDEX TO EXHIBITS

                                                            REPORT OR      SEC FILE OR
EXHIBIT                                                    REGISTRATION    REGISTRATION   EXHIBIT
NUMBER                     DESCRIPTION                      STATEMENT        NUMBER      REFERENCE
- ------    ---------------------------------------------  ----------------  -----------   ---------
  4.1*    Restated Articles of Incorporation of the      Form 10-Q for         1-7629        3
          Company.                                       the quarter
                                                         ended June 30,
                                                         1993

  4.2*    Amended and Restated Bylaws of the Company.    Form 8-K dated        1-7629        3
                                                         June 29, 1992

  4.3*    Rights Agreement dated July 11, 1990 between   Form 8-K dated        1-7629     4(a)(1)
          the Company and Texas Commerce Bank National   July 11, 1990
          Association, as Rights Agent (Rights Agent),
          which includes form of Statement of
          Resolution Establishing Series of Shares
          designated Series A Preference Stock and form
          of Rights Certificate.

  4.4*    Agreement and Appointment of Agent dated as    Form 8-K dated        1-7629     4(a)(2)
          of July 11, 1990 between the Company and the   July 11, 1990
          Rights Agent.

  4.5*    Houston Industries Incorporated Savings Plan   Post-Effective      33-38344       4.5
          (As Amended and Restated Effective January 1,  Amendment No. 1
          1994).                                         to Form S-8
                                                         Registration
                                                         Statement filed
                                                         February 24,
                                                         1994

  4.6*    First Amendment to Houston Industries          Form 10-Q for         1-7629      99(d)
          Incorporated Savings Plan (As Amended and      the quarter
          Restated Effective January 1, 1994).           ended March 31,
                                                         1994

  4.7     Second Amendment to Houston Industries
          Incorporated Savings Plan (As Amended and
          Restated Effective January 1, 1994).

  4.8*    ESOP Trust Agreement dated October 5, 1990     Form 10-K for         1-7629    10(j)(2)
          between the Company and State Street Bank and  the year ended
          Trust Company, as ESOP Trustee.                December 31,
                                                         1990

  4.9*    Master Savings Trust, as amended and restated  Form 10-Q for         1-7629       10
          effective January 1, 1994, between the         the quarter
          Company and Texas Commerce Bank National       ended March 31,
          Association.                                   1994

  5       Opinion of Baker & Botts, L.L.P.

 23.1     Consent of Deloitte & Touche LLP

 23.2     Consent of Baker & Botts, L.L.P. (included in
          Exhibit 5).

 24       Powers of Attorney.

- ---------------

*Incorporated herein by reference as indicated.